Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Event	SUBSEQUENT EVENT
In February 2020, Progressive and the minority ARX stockholders, including employees holding vested stock options, signed a stock purchase agreement requiring Progressive to acquire all outstanding shares and shares to be issued under outstanding stock options. This transaction, which is subject to normal closing conditions, would bring Progressive’s ownership stake to 100% early in the second quarter of 2020, instead of 2021 as originally planned. The total cost of this transaction is estimated to be $242 million.